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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2008

HuntMountain Resources, Ltd
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)    Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM  5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James A. Sabala, age 53, has been appointed as the President of HuntMountain Resources, Ltd., effective March 24, 2008. Mr. Sabala served from January, 2003, to March, 2008, as Executive Vice President and Chief Financial Officer of Coeur d’Alene Mines Corporation (NYSE:CDE, TSX:CDM, ASX:CXC). Prior to that, he served as Vice President and Chief Financial Officer of Stillwater Mining Company (NYSE:SWC) from 1998 to 2003. Specific information regarding Mr. Sabala’s compensatory plan is not available at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 10, 2007

HUNTMOUNTAIN RESOURCES

By   Tim Hunt,
Tim Hunt, President